UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2022

Fulton Financial Corporation (Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	001-39680 (Commission File Number)	23-2195389 (IRS Employer Identification No.)
One Penn Square, P.O. Box 4887
Lancaster, PA 17604
(Address of principal executive offices) (Zip Code)
(717) 291-2411
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of each exchange on which
Title of each class	Trading Symbol(s)	registered
Common stock, par value $2.50	FULT	The Nasdaq Stock Market, LLC
Depositary Shares, Each Representing 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	FULTP	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fulton Financial Corporation (“Fulton”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”) on Tuesday, May 17, 2022. At the Annual Meeting, Fulton’s shareholders approved the 2022 Amended and Restated Equity and Cash Incentive Compensation Plan (the “2022 Plan”) as described in Item 5.07 below. Fulton’s Board of Directors (the “Board”) previously approved the 2022 Plan subject to shareholder approval.

Upon approval by Fulton’s shareholders, the 2022 Plan became effective and amended and restated Fulton’s 2013 Amended and Restated Equity and Cash Incentive Compensation Plan (the “2013 Plan”). The purposes of the 2022 Plan are to: (i) align the interests of key individuals with those of Fulton’s shareholders by encouraging and creating ownership of shares of common stock of Fulton; (ii) enable Fulton to be competitive among its peers and attract and retain qualified individuals who contribute to Fulton’s success by their efforts, service, ability and ingenuity; (iii) provide long-term equity and cash-based rewards and incentive opportunities to key individuals who are responsible for the success of Fulton and who are in a position to make significant contributions toward its objectives; and (iv) reward individual performance. Subject to adjustments provided for in the 2022 Plan, the total number of options, stock awards, stock unit awards, performance awards and stock appreciation rights that may be awarded under the 2022 Plan shall not exceed 5,806,000 shares as of the date of the Annual Meeting. Any awards made by Fulton under the 2013 Plan after March 1, 2022 will reduce the shares to be awarded under the 2022 Plan. Unless terminated sooner, the 2022 Plan will remain in effect until May 17, 2032. The description of the material terms of the 2022 Plan contained in Proposal 3 in Fulton’s definitive proxy statement (the “Proxy Statement”) that was filed with the Securities and Exchange Commission on April 1, 2022, is incorporated by reference herein. This description is not complete and is qualified in its entirety by reference to the 2022 Plan, incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.

At the Annual Meeting, Carlos E. Graupera and Ernest J. Waters did not stand for re-election to Fulton’s Board. In accordance with Fulton’s Corporate Governance Guidelines, Messrs. Graupera and Waters reached the mandatory retirement age of seventy-two (72) years prior to the Annual Meeting.

Item 5.07 - Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, Fulton’s shareholders voted on the 4 matters described in the Proxy Statement that consisted of:

(1)	ELECTION OF DIRECTORS. The election of 13 director nominees to serve for a one-year term;

(2)	EXECUTIVE COMPENSATION PROPOSAL. A non-binding say on pay (“say-on-pay”) proposal to approve the compensation of the named executive officers;

(3)	APPROVAL OF THE 2022 AMENDED AND RESTATED EQUITY AND CASH INCENTIVE COMPENSATION PLAN. A proposal to approve Fulton’s 2022 Amended and Restated Equity and Cash Incentive Compensation Plan; and

(4)	RATIFICATION OF INDEPENDENT AUDITOR. The ratification of the appointment of KPMG LLP as Fulton’s independent auditor for the fiscal year ending December 31, 2022.

The number of votes cast “For” or “Against” at the Annual Meeting, as well as the number of abstentions and broker non-votes, as to each such proposal matter are set forth in the tables below.

Proposal 1 - Election of Directors - The 13 director nominees named in the Proxy Statement were elected at the Annual Meeting as set forth below:

2022 Nominees	For	Against	Abstain	Broker Non-Votes
Jennifer Craighead Carey	110,084,527	842,035	1,623,952	18,577,257
Lisa Crutchfield	109,856,630	1,010,818	1,683,066	18,577,257
Denise L. Devine	110,156,747	794,288	1,599,479	18,577,257
Steven S. Etter	110,416,385	619,958	1,514,171	18,577,257
George W. Hodges	108,970,111	2,132,902	1,447,501	18,577,257
George K. Martin	110,507,834	539,234	1,503,446	18,577,257
James R. Moxley III	110,281,251	774,765	1,494,498	18,577,257
Curtis J. Myers	108,666,821	2,384,492	1,499,201	18,577,257
Antoinette M. Pergolin	110,281,157	549,465	1,719,892	18,577,257
Scott A. Synder	110,269,763	761,933	1,518,818	18,577,257
Ronald H. Spair	110,592,874	501,122	1,456,518	18,577,257
Mark F. Strauss	109,896,118	1,165,829	1,488,567	18,577,257
E. Philip Wenger	107,649,293	3,381,240	1,519,981	18,577,257

Proposal 2 - Executive Compensation Proposal - The say-on-pay proposal included in the Proxy Statement was approved at the Annual Meeting as set forth below:

For	Against	Abstain	Broker Non-Votes
107,037,898	3,362,372	2,150,244	18,577,257

Proposal 3 – 2022 Amended and Restated Equity and Cash Incentive Compensation Plan - The proposal to approve the 2022 Plan included in the Proxy Statement was approved at the Annual Meeting as set forth below:

For	Against	Abstain	Broker Non-Votes
107,006,678	3,626,286	1,917,550	18,577,257

Proposal 4 - Ratification of Independent Auditor – The appointment of KPMG LLP as Fulton’s independent auditor for the fiscal year ending December 31, 2022 was ratified at the Annual Meeting as set forth below:

For	Against	Abstain	Broker Non-Votes
128,179,080	1,556,862	1,391,829	0

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	2022 Amended and Restated Equity and Cash Incentive Compensation Plan
104	Cover page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fulton Financial Corporation
(Registrant)

Date: May 19, 2022	By:	/s/ Natasha R. Luddington
		Name:	Natasha R. Luddington
		Title:	Senior Executive Vice President,
Chief Legal Officer and Corporate Secretary